To the Trustees and Directors of
  Flagship Tax Exempt Funds Trust,
  Flagship Pennsylvania Triple Tax Exempt Fund and
  Flagship Admiral Funds, Inc.:

We have examined the accompanying description of the overview of operations and control procedures of Flagship Financial Inc., Manager of Flagship Tax Exempt Funds Trust, Flagship Pennsylvania Triple Tax Exempt Fund, and Flagship Admiral Funds, Inc. (the "Funds"), (Section I), as implemented at State Street Bank & Trust Company, the Funds' custodian and recordkeeper, related to the Flagship Multi-Class Pricing Worksheet in Section IV (the "Worksheet") as it relates to the Funds. Our examination included procedures to obtain reasonable assurance about whether (1) the accompanying description presents fairly, in all material respects, the aspects of Flagship Financial Inc.'s policies and procedures, with respect to the Worksheet, that may be relevant to the Funds' internal control structure, (2) the control structure policies and procedures included in the description were suitably designed to achieve the control objectives specified in the description, if those policies and procedures were complied with satisfactorily, and (3) such policies and procedures had been placed in operation as of June 30, 1995. The control objectives were specified by Flagship Financial Inc. and by the order pursuant to Section 6(c) of the Investment Company Act of 1940, filed with the Securities and Exchange Commission on March 19, 1992. Our examination was performed in accordance with standards established by the American Institute of Certified Public Accountants and included those procedures we considered necessary in the circumstances to obtain a reasonable basis for rendering our opinion.

In our opinion, the accompanying description of the aforementioned overview of operations and control procedures presents fairly, in all material respects, the relevant aspects of Flagship Financial Inc.'s policies and procedures, with respect to the Worksheet, as it relates to the Funds, that had been placed in operation as of June 30, 1995. Also, in our opinion, the policies and procedures, as described, are suitably designed to provide reasonable assurance that the specified control objectives would be achieved if the described policies and procedures were complied with satisfactorily and the Fund applied the internal control structure policies and procedures contemplated in the design of Flagship Financial Inc.'s policies and procedures with respect to the Worksheet.

In addition to the procedures we considered necessary to render our opinion as expressed in the previous paragraph, we applied tests, listed in Section III, to specific control procedures to obtain evidence about their effectiveness in meeting the control objectives, described in Section II, during the period from July 1, 1994 to June 30, 1995. The specific control procedures are listed in
Section II and the nature, timing, extent and results of the tests are listed in
Section III. In our opinion the control procedures that were tested, as described in Sections II and III, were operating with sufficient effectiveness to provide reasonable, but not absolute, assurance that the control objectives specified in Section II were achieved during the period indicated above. However, the scope of our engagement did not include tests to determine whether control objectives and procedures listed in Section II and not tested in Section III were achieved; accordingly, we express no opinion on the achievement of control objectives and procedures listed in Section II and not tested in Section III.

The description of control procedures at Flagship Financial Inc. is as of June 30, 1995, and information about tests of the operating effectiveness of specified control procedures covers the periods indicated above. Any projection of such information to the future is subject to risk that, because of change, the description may no longer portray the system in existence. The potential effectiveness of specified control procedures at Flagship Financial Inc. is subject to inherent limitations and, accordingly, errors or irregularities may occur and not be detected. Furthermore, the projection of any conclusions, based on our findings, to future periods is subject to the risk that changes may alter the validity of such conclusions.

This report is intended solely for the use of the Trustees, Directors and management of The Flagship Tax Exempt Funds Trust, Flagship Pennsylvania Triple Tax Exempt Fund, The Flagship Admiral Funds, Inc. and for filing with the Securities and Exchange Commission and should not be used for any other purpose.



/s/ Deloitte & Touche LLP

Dayton, Ohio
July 6, 1995

                                  SECTION I

                Overview of Operations and Control Procedures of the Flagship Multi-Class Pricing Worksheet



Effective March 19, 1992, the Funds, offered by Flagship Financial Inc. and Flagship Funds Inc., adopted a multiple class pricing system. The pricing system consists of multiple classes of shares (Class A, Class B, Class C and Class Y) for the Funds. The Class A shares are subject to a front-end sales charge, the Class B shares are subject to a contingent deferred sales charge, the Class C shares are subject to an ongoing 12b-1 fee in addition to a contingent deferred sales charge, and the Class Y shares are not subject to a sales charge or 12b-1 fee. The multiple classes of shares represent interests in the same portfolio of investments of the respective Fund and are identical in all respects, except that each class is subject to different distribution expenses and has exclusive voting rights with respect to the Rule 12b-1 distribution plan pursuant to which such distribution expenses are paid.

In order to allocate income and expenses among the multiple classes of shares, State Street Bank and Trust Company (the Fund's custodian and recordkeeper) utilizes the Flagship Multi-Class Pricing Worksheet (the "Worksheet"). The Worksheet is a supplementary application that extracts relevant data from the Fund's primary accounting system, allocates income and expenses among the classes of shares and computes the daily net asset value and, if applicable, the dividend/distribution for each class of shares. Internal accounting controls that are relevant to the Fund can be divided into two components - controls related to the mutual fund accounting system resident at State Street Bank and Trust Company (the "primary accounting system") and controls related to the Worksheet. The design of the internal control structure policies and procedures related to the Worksheet contemplates the application of certain internal control structure policies and procedures to the primary accounting system.

The specific control objectives and procedures relating to the Worksheet are described in Section II of this report.

Flagship Financial Inc. is the manager of the Funds and has represented that adequate facilities are in place to implement the methodology and procedures for calculating the net asset value and dividends/distributions of the multiple classes of shares and allocating of income and expenses among the multiple classes of shares.

                                     (1)

                                  SECTION II

                      Control Objectives and Procedures
                of the Flagship Multi-Class Pricing Worksheet



The Worksheet is a supplementary application to the Funds' primary accounting system. Certain data is extracted from the primary accounting system to allocate income and expenses and to calculate the daily net asset value and, if applicable, dividends/distributions for each class of shares. The primary accounting system includes the details of transactions in accordance with the Investment Company Act of 1940.

The following represents the internal accounting control objectives and procedures for the allocation of income and expenses and the computation of the daily net asset value and, if applicable, the dividends/distributions for each class of shares utilizing the Worksheet. It does not cover the internal accounting control procedures surrounding the processing of information into the Funds' primary accounting system.


          CONTROL OBJECTIVES                       CONTROL PROCEDURES

A.  Capital share activity as reported by the Fund's      1. Daily, the transfer agent forwards reports
    transfer agent is recorded for each class in an          of capital share and dollar activity for each
    accurate and timely manner by the Fund.                  class which includes a summary of
                                                             subscriptions,
                                                             redemptions,
                                                             exchanges and other
                                                             information (the
                                                             Supersheet"). The
                                                             opening day's
                                                             balance for shares
                                                             outstanding and for
                                                             shares eligible for
                                                             dividends are
                                                             recorded on the
                                                             Worksheet.

                                                          2. Estimated interim
                                                             share activity for
                                                             the current day not
                                                             recorded in the
                                                             Supersheet is
                                                             received via
                                                             telefax from the
                                                             transfer agent and
                                                             is recorded for
                                                             each class on the
                                                             Worksheet.

B.  Allocation of income and expenses,                    1. The prior day's ending NAV per share
    computation of daily net asset value                     (unrounded) for each class is agreed to the
    ("NAV") and, if applicable, the dividends/                prior day's Worksheet.
    distributions for each class are accurately
    computed on a daily basis.
                                                          2. The daily net capital share activity for each
                                                             class for the current day is agreed to the
                                                             Supersheet as described in Control
                                                             Procedures A.1. and 2., above.

                                                          3. Percent of Assets
                                                             by Class and
                                                             Percent of Dividend
                                                             Assets by Class are
                                                             calculated for each
                                                             class based upon
                                                             information from
                                                             the prior day's
                                                             Worksheet and
                                                             information
                                                             recorded on the
                                                             Supersheet.



          CONTROL OBJECTIVES                      CONTROL PROCEDURES

                                                         4. Composite dividend
                                                            income, interest
                                                            income (including
                                                            amortization
                                                            income), management
                                                            fees, other
                                                            expenses, realized
                                                            gains and losses,
                                                            and unrealized
                                                            appreciation/depreciation
                                                            is agreed to the
                                                            primary accounting
                                                            system of the Fund.

                                                         5. Daily investment
                                                            income is allocated
                                                            to each class based
                                                            on the dividend
                                                            asset allocation
                                                            percentage for each
                                                            class.

                                                         6. Expenses are allocated to each class as
                                                            follows:

                                                            a.  Expenses directly attributable to each
                                                                class (12b-1 distribution expenses) are
                                                                calculated and recorded to that class.

                                                            b.  Expenses attributable to all classes are
                                                                allocated in accordance with the
                                                                dividend asset allocation percentage
                                                                for each class.

                                                         7. Realized and
                                                            unrealized gains and
                                                            losses are allocated
                                                            to the class in
                                                            accordance with the
                                                            appropriate asset
                                                            allocation
                                                            percentage of each
                                                            class.

                                                         8. Dividends/distributions to shareholders of
                                                            each class are recorded in separate capital
                                                            share accounts in the primary accounting
                                                            system.

                                                         9. The net assets for each class are aggregated
                                                            and agreed to the total net assets recorded in
                                                            the primary accounting system.

                                                        10. For each class, the
                                                            current day's NAV
                                                            and, if applicable,
                                                            the
                                                            dividends/distributions
                                                            are reconciled to
                                                            the previous day's
                                                            NAV and
                                                            dividends/distributions
                                                            for each class.

                                                        11. Relative movements of net asset value per
                                                            share are compared by the Fund accountant
                                                            and supervisor to anticipated movements.

                                                        12. The above procedures are reviewed by the
                                                            Fund supervisor or manager.

                                 SECTION III


             Testing Compliance with Internal Control Procedures
            Relating to the Flagship Multi-Class Pricing Worksheet


We reviewed the methodology and procedures for calculating the Fund's daily net assets, daily net asset value ("NAV") and dividend/distribution, if applicable, for each class of shares of the Fund. We selected 25 Worksheets for the Funds during the period from July 1, 1994 to June 30, 1995, which we believe is a representative sample, to test compliance with the control procedures as described in Section II. Our performance of the following steps did not result in any exceptions.

The following are the principal procedures which we performed relating to the Worksheet.

I.   Beginning Balances

     (1) Agreed beginning net assets by class and in total per the Worksheet to ending net assets per the prior day's Worksheet.

II.  Data Obtained from Primary Accounting System

     (1) Agreed the following data from the Worksheet to the primary accounting system:

          (a)  Capital share activity by class and in total.

          (b)  Total income (dividends and interest).

          (c) Total expenses, including 12b-1 fee differential charged to Class C shares.

          (d)  Total realized gain (loss) on investments.

          (e)  Total unrealized appreciation/depreciation.

          (f) Total dividends/distributions from net investment income and/or capital gains, if applicable.

          (g)  Total net assets and shares outstanding.

     (2) Recalculated the year-to-date amounts per the Worksheet by totaling the prior day's year-to-date amounts and the current day's activity per the Worksheet. Agreed year-to-date amounts to the primary accounting system.

     (3)  Recalculated 12b-1 fee differential charged to Class C shares.

III. Allocation of Day's Activity to Each Class

     (1) Agreed capital share activity and shares outstanding for each class to daily reports received by the Fund from the transfer agent.

     (2) Recalculated percentages used (percent of assets by class and percent of dividend assets by class) for allocating income and expense items to each class.

     (3) Using percentages recalculated in (2) above, recalculated by class the daily amount for each of the following:

          (a)  Income (dividends and interest).

          (b)  Expenses, excluding 12b-1 fee differential.

          (c)  Realized gain (loss) on investments.

          (d)  Unrealized appreciation/depreciation.

IV.  Net Assets, NAV and Dividend/Distribution

     (1)  Recalculated dividend/distribution by class, if applicable.

     (2)  Recalculated net assets by class and in total.

     (3)  Recalculated NAV and maximum offering price by class.

V.   Reconciliation of Net Assets by Class to Prior Day

     Reconciled net assets for each class from prior day to current day.

VI.  Management Review

     We inquired of and were told by management of Flagship Financial Inc. that the control procedures as described in Section II are reviewed/approved on a daily basis by the Fund supervisor and/or manager.

                                  SECTION IV

                             (See attached pages)

                                   SECTION IV
===================================================================================================================================
STATE STREET BANK & TRUST COMPANY                                                                     MULTI-CLASS PRICING WORKSHEET
FLAGSHIP
===================================================================================================================================

                                                  Composite               Class - A              Class - B               Class - C
                                       --------------------   ---------------------   --------------------    --------------------
Prior  Day NAV per share                                                  0. 000 00              0. 000 00               0. 000 00
-------------------------
                                                               .....................   ....................    ....................
Asset Allocation
----------------
    Beginning Outstanding Shares                      0.000                   0.000                  0.000                   0.000
                                        ....................   .....................   ....................    ....................
    Share Activity                                    0.000                   0.000                  0.000                   0.000
                                        ====================   =====================   ====================    ====================
    Current Shares Outstanding                        0.000                   0.000                  0.000                   0.000
                                        ....................   .....................   ....................    ....................
    Adjusted Total Assets                              0.00                    0.00                   0.00                    0.00
                                        --------------------   ---------------------   --------------------    --------------------
    % Assets By Class                         0. 000 000 0%           0. 000 000 0%          0. 000 000 0%           0. 000 000 0%
                                        ....................   .....................   ....................    ....................
Dividend Allocation
-------------------
    Beginning Div Shares                              0.000                   0.000                  0.000                   0.000
                                        ....................   .....................   ....................    ....................
    Activity                                          0.000                   0.000                  0.000                   0.000
                                        ====================   =====================   ====================    ====================
    Net Div Shares                                    0.000                   0.000                  0.000                   0.000
                                        ....................   .....................   ....................    ....................
    Adjusted Div Assets                                0.00                    0.00                   0.00                    0.00
                                        --------------------   ---------------------   --------------------    --------------------
    % Div Assets                              0. 000 000 0%           0. 000 000 0%          0. 000 000 0%           0. 000 000 0%
                                        ....................   .....................   ....................    ....................
Income and Expenses
-------------------
    Dividend Income                                    0.00                    0.00                   0.00                    0.00
                                        --------------------   .....................   ....................    ....................
    Interest Income - LT+ST                            0.00                    0.00                   0.00                    0.00
                                        --------------------   .....................   ....................    ....................
    Amortization Income - LT                           0.00                    0.00                   0.00                    0.00
                                        --------------------   .....................   ....................    ....................
    Amortization Income - ST                           0.00                    0.00                   0.00                    0.00
                                        --------------------   .....................   ....................    ....................
    Other Income                                       0.00                    0.00                   0.00                    0.00
                                        ====================   =====================   ====================    ====================
       Daily Income                                    0.00                    0.00                   0.00                    0.00
                                        ....................   .....................   ....................    ....................
    Management Fee                                     0.00                    0.00                   0.00                    0.00
                                        --------------------   .....................   ....................    ....................
    Fixed Expenses - Fund                              0.00                    0.00                   0.00                    0.00
                                        --------------------   .....................   ....................    ....................
    Other                                              0.00                    0.00                   0.00                    0.00
                                        --------------------   .....................   ....................    ....................
    Transfer Expense - Class                           0.00                    0.00                   0.00                    0.00
                                        ....................   ---------------------   --------------------    --------------------
    Distribution Expense - Class                       0.00                    0.00                   0.00                    0.00
                                        ....................   ---------------------   --------------------    --------------------
    Adjustment For Rounding                            0.00                    0.00                   0.00                    0.00
                                        ====================   =====================   ====================    ====================
       Daily Expenses                                  0.00                    0.00                   0.00                    0.00
                                        ....................   .....................   ....................    ....................

    Daily Net Income                                   0.00                    0.00                   0.00                    0.00
                                        ....................   .....................   ....................    ....................
    Dividend Rate                                                    0. 000 000 000         0. 000 000 000          0. 000 000 000
                                                               ---------------------   --------------------    --------------------
    Prior Day Rate                                                   0. 000 000 000         0. 000 000 000          0. 000 000 000
                                                               .....................   ....................    ....................
    Change in Rate                                                   0. 000 000 000         0. 000 000 000          0. 000 000 000
                                                               .....................   ....................    ....................


                                   SECTION IV
===================================================================================================================================
STATE STREET BANK & TRUST COMPANY                                                                     MULTI-CLASS PRICING WORKSHEET
FLAGSHIP
===================================================================================================================================

                                                  Composite               Class - A              Class - B               Class - C
                                       --------------------   ---------------------   --------------------    --------------------
Capital
-------
    Income Distribution                                0.00                    0.00                   0.00                    0.00
                                        ....................   .....................   ....................    ....................
    Undistributed Net Income                           0.00                    0.00                   0.00                    0.00
                                        ....................   .....................   ....................    ....................
    Capital Stock Activity                             0.00                    0.00                   0.00                    0.00
                                        ....................   .....................   ....................    ....................
    Capital Gain Distribution                          0.00                    0.00                   0.00                    0.00
                                        ....................   ---------------------   --------------------    --------------------
    Prior Day Adjustments                              0.00                    0.00                   0.00                    0.00
                                        ....................   ---------------------   --------------------    --------------------

    Realized Gain/Loss - LT                            0.00                    0.00                   0.00                    0.00
                                        --------------------   .....................   ....................    ....................
    Realized Gain/Loss - ST                            0.00                    0.00                   0.00                    0.00
                                        --------------------   .....................   ....................    ....................
    Realized Gain/Loss - Foreign                       0.00                    0.00                   0.00                    0.00
                                        --------------------   .....................   ....................    ....................
    Realized Gain/Loss - Option                        0.00                    0.00                   0.00                    0.00
                                        --------------------   .....................   ....................    ....................
    Realized Gain/Loss - Other                         0.00                    0.00                   0.00                    0.00
                                        ====================   =====================   ====================    ====================
       Total Realized Gain/Loss                        0.00                    0.00                   0.00                    0.00
                                        ....................   .....................   ....................    ....................

    Chg Unrealized App/Dep - LT                        0.00                    0.00                   0.00                    0.00
                                        ....................   .....................   ....................    ....................
    Chg Unrealized App/Dep - ST                        0.00                    0.00                   0.00                    0.00
                                        ....................   .....................   ....................    ....................
    Chg Unrealized App/Dep - Foreign                   0.00                    0.00                   0.00                    0.00
                                        ....................   .....................   ....................    ....................
    Chg Unrealized App/Dep -                           0.00                    0.00                   0.00                    0.00
    Option
                                        ....................   .....................   ....................    ....................
    Chg Unrealized App/Dep -                           0.00                    0.00                   0.00                    0.00
    Other
                                        ====================   =====================   ====================    ====================
       Total Chg Unrealized                            0.00                    0.00                   0.00                    0.00
       App/Dep
                                        ....................   .....................   ....................    ....................

    Futures Variation Margin                           0.00                    0.00                   0.00                    0.00
                                        ....................   .....................   ....................    ....................
    Daily Net Assets Change                            0.00                    0.00                   0.00                    0.00
                                        ....................   .....................   ....................    ....................
    Prior Day Net Assets                               0.00                    0.00                   0.00                    0.00
                                        ====================   =====================   ====================    ====================
       Current Day Net Assets                          0.00                    0.00                   0.00                    0.00
                                        ....................   .....................   ....................    ....................
    NAV Per Share                                                         0. 000 00              0. 000 00               0. 000 00
                                                               .....................   ....................    ....................
    Change from Prior Day                                                        NC                     NC                      NC
                                                               .....................   ....................    ....................
    Load Factor                                                               1.000                  1.000                   1.000
                                                               .....................   ....................    ....................
    Offering Price ( NAV/ Factor )                                             0.00                   0.00                    0.00
                                                               .....................   ....................    ....................


                                   SECTION IV
===================================================================================================================================
STATE STREET BANK & TRUST COMPANY                                                                                 COMPOSITE BACK-UP
FLAGSHIP
===================================================================================================================================

                                                  Composite               Class - A              Class - B               Class - C
                                        --------------------   ---------------------   --------------------    --------------------
Prior Day NAV
    ( Less Market Value )                              0.00
                                        ....................
Add:
    Reversals
       Foreign App/Dep                                 0.00
                                        ....................
       Option App/Dep                                  0.00
                                        ....................
       Other App/Dep                                   0.00
                                        ....................
    Receivables - Investment
       Long Term                                       0.00
                                        ....................
    Receivables - Subscriptions
       Subscriptions                                   0.00                    0.00                   0.00                    0.00
                                        ....................   ---------------------   --------------------    --------------------
       Reverse Prior Day Estimate                      0.00                    0.00                   0.00                    0.00
                                        ....................   .....................   ....................    ....................
       Current Day Estimate                            0.00                    0.00                   0.00                    0.00
                                        ....................   ---------------------   --------------------    --------------------
       Dividend Reinvestment                           0.00                    0.00                   0.00                    0.00
                                        ....................   ---------------------   --------------------    --------------------
       Cap Gain Reinvestment                           0.00                    0.00                   0.00                    0.00
                                        ....................   ---------------------   --------------------    --------------------
    Late CapStock (not in ratio)                       0.00                    0.00                   0.00                    0.00
                                        ....................   ---------------------   --------------------    --------------------
    Reverse Prior Late CapStock                        0.00                    0.00                   0.00                    0.00
                                        ....................   .....................   ....................    ....................
    Ex Dividends                                       0.00
                                        ....................
    Interest Accrual                                   0.00
                                        ....................
    Amortization Income - ST                           0.00
                                        ....................
    Short Term Gain/(Loss)                             0.00
                                        ....................
    Income Adjustments / Other                         0.00
                                        ....................
Subtract:
    Payables - Investments
       Long Term                                       0.00
                                        ....................
    Payables - Redemptions
       Redemptions                                     0.00                    0.00                   0.00                    0.00
                                        ....................   ---------------------   --------------------    --------------------
    Accrued Expenses                                   0.00
                                        ....................
    Capital Gain Distribution                          0.00
    Payable
                                        ....................
    Income Distribution Payable                        0.00
                                        ....................
Add:
    Foreign Gain/Loss                                  0.00
                                        ....................
    Option Gain/Loss                                   0.00
                                        ....................
    Other Gain/Loss                                    0.00
                                        ====================
Adjusted Book NAV                                      0.00
                                        ....................
Add:
    Foreign App/Dep                                    0.00
                                        --------------------
    Option App/Dep                                     0.00
                                        --------------------
    Other App/Dep                                      0.00
                                        --------------------
    Futures Variation Margin                           0.00
                                        ====================
Net Adjusted Book NAV                                  0.00
                                        ....................
    Short Term App/Dep                                 0.00
                                        --------------------

Market Value of Investments - LT                       0.00
                                        ====================
Total Net Asset Value                                  0.00
                                        ....................

                                   SECTION IV
===================================================================================================================================
STATE STREET BANK & TRUST COMPANY                                                                                 COMPOSITE BACK-UP
FLAGSHIP
===================================================================================================================================

                                                  Composite               Class - A              Class - B               Class - C
                                        --------------------   ---------------------   --------------------    --------------------
Prior Day Cap Stock Shares                            0.000                   0.000                  0.000                   0.000
                                        ....................   .....................   ....................    ....................
    New Subscriptions                                                         0.000                  0.000                   0.000
                                                               ---------------------   --------------------    --------------------
    Reverse Prior Day Net                                                     0.000                  0.000                   0.000
    Estimates
                                                               .....................   ....................    ....................
    Today's CapStock Estimates                                                0.000                  0.000                   0.000
                                                               ---------------------   --------------------    --------------------
    New Redemptions                                                           0.000                  0.000                   0.000
                                                               ---------------------   --------------------    --------------------
    Reverse Prior Late CapStock                                               0.000                  0.000                   0.000
                                                               .....................   ....................    ....................
    Dividend Reinvestment                                                     0.000                  0.000                   0.000
                                                               ---------------------   --------------------    --------------------
    Capital Gain Reinvestment                                                 0.000                  0.000                   0.000
                                                               =====================   ====================    ====================
       Activity                                                               0.000                  0.000                   0.000
                                                               =====================   ====================    ====================
Shares Outstanding                                    0.000                   0.000                  0.000                   0.000
                                        ....................   .....................   ....................    ....................
       Late CapStock (not in ratio)                                           0.000                  0.000                   0.000
                                                               =====================   ====================    ====================
Net Shares Outstanding                                0.000                   0.000                  0.000                   0.000
                                        ....................   .....................   ....................    ....................


                                   SECTION IV
===================================================================================================================================
STATE STREET BANK & TRUST COMPANY                                                                      COMPOSITE NAV RECONCILIATION
FLAGSHIP
===================================================================================================================================

                                                  Composite               Class - A              Class - B               Class - C
                                        --------------------   ---------------------   --------------------    --------------------
 1) Fund Shares
       Prior Day Shares                                                       0.000                  0.000                   0.000
                                                               .....................   ....................    ....................
       Today's Net Activity                                                   0.000                  0.000                   0.000
                                                               .....................   ....................    ....................
       Current Shares Outstanding                                             0.000                  0.000                   0.000
                                                               .....................   ....................    ....................
       Activity x Prior NAV                                                    0.00                   0.00                    0.00
                                                               .....................   ....................    ....................
       Difference                                                              0.00                   0.00                    0.00
                                                               ---------------------   --------------------    --------------------
       NAV Impact                                                         0. 000 00              0. 000 00               0. 000 00
                                                               .....................   ....................    ....................

 2) Capital Gain Distribution
       Capital Gain Distribution                       0.00                    0.00                   0.00                    0.00
                                        ....................   ---------------------   --------------------    --------------------
       NAV Impact                                                         0. 000 00              0. 000 00               0. 000 00
                                                               .....................   ....................    ....................

 3) Portfolio Activity
       Prior Day Market Value                          0.00
                                        ....................
       Like Purchase at Mkt                            0.00
                                        ....................
       New Purchase at Cost                            0.00
                                        ....................
       Sale at Mkt                                     0.00
                                        ====================
       Adjusted Prior Mkt                              0.00
                                        ....................
       Proceeds from Sales                             0.00
                                        ....................
       Market Gain/Loss on Sales                       0.00                    0.00                   0.00                    0.00
                                        ....................   ---------------------   --------------------    --------------------
       NAV Impact                                                         0. 000 00              0. 000 00               0. 000 00
                                                               .....................   ....................    ....................
       Purchase at Cost                                0.00
                                        ....................
       Market Gain/Loss on                             0.00                    0.00                   0.00                    0.00
       Purchase
                                        ....................   ---------------------   --------------------    --------------------
       NAV Impact                                                         0. 000 00              0. 000 00               0. 000 00
                                                               .....................   ....................    ....................

 5) Income & Expenses
       Dividend Income                                 0.00                    0.00                   0.00                    0.00
                                        ....................   .....................   ....................    ....................
       Interest Income                                 0.00                    0.00                   0.00                    0.00
                                        ....................   .....................   ....................    ....................
       Amortization Income                             0.00                    0.00                   0.00                    0.00
                                        ....................   .....................   ....................    ....................
       Other Income/Adjustments                        0.00                    0.00                   0.00                    0.00
                                        ....................   .....................   ....................    ....................
       Expenses                                        0.00                    0.00                   0.00                    0.00
                                        ....................   .....................   ....................    ....................
       Distribution                                    0.00                    0.00                   0.00                    0.00
                                        ====================   =====================   ====================    ====================
       Net After Distribution                          0.00                    0.00                   0.00                    0.00
                                        ....................   ---------------------   --------------------    --------------------
       NAV Impact                                                         0. 000 00              0. 000 00               0. 000 00
                                                               .....................   ....................    ....................


                                   SECTION IV
===================================================================================================================================
STATE STREET BANK & TRUST COMPANY                                                                      COMPOSITE NAV RECONCILIATION
FLAGSHIP
===================================================================================================================================

                                                  Composite               Class - A              Class - B               Class - C
                                        --------------------   ---------------------   --------------------    --------------------
 6) Amortization Income
       Amortization Income                             0.00                    0.00                   0.00                    0.00
                                        ....................   ---------------------   --------------------    --------------------
       NAV Impact                                                         0. 000 00              0. 000 00               0. 000 00
                                                               .....................   ....................    ....................

 7) TEST PRICE
       Prior NAV                                                          0. 000 00              0. 000 00               0. 000 00
                                                               .....................   ....................    ....................
       Sum of Impacts                                                     0. 000 00              0. 000 00               0. 000 00
                                                               =====================   ====================    ====================
       Test Price                                                         0. 000 00              0. 000 00               0. 000 00
                                                               .....................   ....................    ....................
       Comparison Worksheet                                               0. 000 00              0. 000 00               0. 000 00
       Price
                                                               .....................   ....................    ....................

 8) Foreign/Options/Futures/Misc
    Foreign
       Prior Mkt to Mkt                                0.00
                                        ....................
       Gain/(Loss) Adjustments                         0.00
                                        ....................
       Current Mkt to Mkt                              0.00
                                        ====================
       Chg in Foreign Mkt to Mkt                       0.00                    0.00                   0.00                    0.00
                                        ....................   ---------------------   --------------------    --------------------
       NAV Impact                                                         0. 000 00              0. 000 00               0. 000 00
                                                               .....................   ....................    ....................
    Short Term
       Prior Mkt to Mkt                                0.00
                                        ....................
       Gain/(Loss) Adjustments                         0.00
                                        ....................
       Current Mkt to Mkt                              0.00
                                        ====================
       Chg in Short Term Mkt to                        0.00                    0.00                   0.00                    0.00
       Mkt
                                        ....................   ---------------------   --------------------    --------------------
       NAV Impact                                                         0. 000 00              0. 000 00               0. 000 00
                                                               .....................   ....................    ....................
    Option
       Prior Mkt to Mkt                                0.00
                                        ....................
       Gain/(Loss) Adjustments                         0.00
                                        ....................
       Current Mkt to Mkt                              0.00
                                        ====================
       Chg in Option Mkt to Mkt                        0.00                    0.00                   0.00                    0.00
                                        ....................   ---------------------   --------------------    --------------------
       NAV Impact                                                         0. 000 00              0. 000 00               0. 000 00
                                                               .....................   ....................    ....................
    Other App/Dep
       Prior Mkt to Mkt                                0.00
                                        ....................
       Gain/(Loss) Adjustments                         0.00
                                        ....................
       Current Mkt to Mkt                              0.00
                                        ====================
       Chg in Other Mkt to Mkt                         0.00                    0.00                   0.00                    0.00
                                        ....................   ---------------------   --------------------    --------------------
       NAV Impact                                                         0. 000 00              0. 000 00               0. 000 00
                                                               .....................   ....................    ....................
    Futures
       Futures Variation Margin                        0.00                    0.00                   0.00                    0.00
                                        ....................   ---------------------   --------------------    --------------------
       NAV Impact                                                         0. 000 00              0. 000 00               0. 000 00
                                                               .....................   ....................    ....................


                                   SECTION IV
===================================================================================================================================
STATE STREET BANK & TRUST COMPANY                                                                      COMPOSITE NAV RECONCILIATION
FLAGSHIP
===================================================================================================================================

                                                  Composite               Class - A              Class - B               Class - C
                                        --------------------   ---------------------   --------------------    --------------------
10) Increase (Decrease) in Market Value of Long Term Portfolio Shares
       Current Day's Mkt Value                         0.00
                                        ....................
       Prior Adjusted Mkt Value                        0.00
                                        ....................
       Inc/(Dec) in Market Value                       0.00                    0.00                   0.00                    0.00
                                        ....................   ---------------------   --------------------    --------------------
       NAV Impact                                                         0. 000 00              0. 000 00               0. 000 00
                                                               .....................   ....................    ....................

11) NAV Price Verification
                                                               ----------------------  ---------------------   --------------------
       NAV Calculated                                          |          0. 000 00 |  |         0. 000 00 |   |         0. 000 00 |
                                                               |--------------------|  |-------------------|   |-------------------|
       NAV per Worksheet                                                  0. 000 00              0. 000 00               0. 000 00
       Delta                                                              0. 000 00              0. 000 00               0. 000 00
       Tolerance Check                                                           Ok                     Ok                      Ok

  ------------------------------------------------------------------------------------
  | PORTFOLIO SHARES:                   Prior Day Shares                       0.00   |
  |                                     Total Buys                             0.00   |
  |                                     Total Sells                            0.00   |
  |                                     Current Day                            0.00   |
  |                                     Shares                                        |
  |-----------------------------------------------------------------------------------|


  ------------------------------------------------------------------------------------
  | SECURITIES                          Bonds                                  0.00   |
  |                                                            .....................  |
  |                                     Equities                               0.00   |
  |                                                            .....................  |
  |                                     Forwards - Long                        0.00   |
  |                                                            .....................  |
  |                                     Forwards - Short                       0.00   |
  |                                                            .....................  |
  |                                     Futures - Long                         0.00   |
  |                                                            .....................  |
  |                                     Futures - Short                        0.00   |
  |                                                            .....................  |
  |                                     Options - Bought                       0.00   |
  |                                                            .....................  |
  |                                     Options - Written                      0.00   |
  |                                                            .....................  |
  |                                     Short Term Cost                        0.00   |
  |                                                            .....................  |
  |-----------------------------------------------------------------------------------|



                                   SECTION IV
===================================================================================================================================
STATE STREET BANK & TRUST COMPANY                                                                                      NAV SUMMARY
FLAGSHIP
===================================================================================================================================


                                    -----------------------------------------------------------------------------------------------
                                     Daily Distibution Fund          Class - A               Class - B               Class - C
                                                                  ---------------         ----------------       ----------------
                                           7/12/94 18:42
                                 ==================================================================================================
                                    Net Shares Outstanding               0.000                  0.000                   0.000
                                 --------------------------------------------------------------------------------------------------
                                      Assets Before Market                0.00                   0.00                    0.00
                                           Net Asset Value                0.00                   0.00                    0.00
                                 --------------------------------------------------------------------------------------------------
                                          Allocation Ratio      0. 000 000 000         0. 000 000 000          0. 000 000 000
                                 ==================================================================================================
                                             Prior Day NAV      0. 000 00              0. 000 00               0. 000 00
                                 --------------------------------------------------------------------------------------------------
                                         Fund Share Impact      0. 000 00              0. 000 00               0. 000 00
                                 Capital Gain Distribution      0. 000 00              0. 000 00               0. 000 00
                                            Sell Gain/Loss      0. 000 00              0. 000 00               0. 000 00
                                        Purchase Gain/Loss      0. 000 00              0. 000 00               0. 000 00
                                          ST Net Gain/Loss      0. 000 00              0. 000 00               0. 000 00
                                     Income/Expense Impact      0. 000 00              0. 000 00               0. 000 00
                                   Foreign/Options/Futures      0. 000 00              0. 000 00               0. 000 00
                                       Market Value Impact      0. 000 00              0. 000 00               0. 000 00
                                 ==================================================================================================
                                          NAV Price Change          NC                     NC                      NC
                                 --------------------------------------------------------------------------------------------------
                                               Current NAV      0. 000 00              0. 000 00               0. 000 00
                                 --------------------------------------------------------------------------------------------------
                                       Current NAV Rounded         0.00                   0.00                    0.00
                                 --------------------------------------------------------------------------------------------------
                                     Reported Price Change          NC                     NC                      NC
       -------------------------
         Authorized Signature
                                 --------------------------------------------------------------------------------------------------
                                                 Offer NAV         0.00                   0.00                    0.00
                                 --------------------------------------------------------------------------------------------------
                                 Today is Friday, check for 1 vs 3 day rate
                                 --------------------------------------------------------------------------------------------------
                                           Yesterdays Rate    0. 000 000 000         0. 000 000 000          0. 000 000 000
                                      Todays Dividend Rate    0. 000 000 000         0. 000 000 000          0. 000 000 000
                                            Change in Rate          NC                     NC                      NC
                                 --------------------------------------------------------------------------------------------------



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